INNOVATE Corp. ™ 2023 INNOVATE Corp. Q3 2023 Earnings Release Supplement November 9, 2023

INNOVATE Corp. ™ 2023 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBM Global, anticipated success from the continued sale of new products in the Life Sciences segment, anticipated developments regarding the FDA approval process at MediBeacon, anticipated performance of new channels and LPTV frequencies, expanded uses for LPTV channels in the Spectrum segment and the deployment of datacasting, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; the impact on our business and financial condition of our substantial indebtedness and the significant additional indebtedness and other financing obligations we may incur; our dependence on key personnel; volatility in the trading price of our common stock; the impact of recent supply chain disruptions, labor shortages and increases in overall price levels, including in transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine and Israel; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisition, holding and disposition of target companies and assets; our ability to remain in compliance with the listing standards of the New York Stock Exchange; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; the possibility of indemnification claims arising out of divestitures of businesses; and our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. ™ 2023 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; legacy accounts receivable write-off; restructuring and exit costs; non-recurring items; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. ™ 2023 DBM continues to improve profitability while Pansend and Spectrum continue to make progress in each respective business segment. ■ DBM Global delivered third quarter revenue of $369.3 million and expanded gross margin and Adjusted EBITDA margin by approximately 210 and 170 basis points year-over-year, respectively. ■ R2 Technologies has now shipped 304 Glacial® devices globally and commercially launched Glacial® fx, a new skin wellness device. ■ MediBeacon continues to work through regulatory approval with the FDA. ■ Broadcasting is focused on repurposing spectrum to maximize revenues and is partnering with major telecommunications companies to explore the viability of converting LPTV to 5G. Third Quarter 2023 Highlights 4

INNOVATE Corp. ™ 2023 ■ Focus on repurposing spectrum to maximize revenue opportunities ■ Working closely with top telecommunications companies to explore the viability of converting LPTV stations to 5G ■ R2 has shipped 304 Glacial® devices globally ■ Commercially launched Glacial® fx ■ Launched two new product enhancements for Glacial® Rx ■ Continues to work through regulatory approval with the FDA ■ Submitted Transdermal GFR Medical Device Regulation application in Europe and continues to work through the device approval process in China ■ Reported Backlog and Total Adjusted Backlog(1)= $1.3B ■ Continues to expand margins over the prior year period ■ Backlog remains strong and provides future visibility Segment Highlights Infrastructure Highlights Life Sciences Highlights Spectrum Highlights 5 (1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

Q3 2023 QTD Financial Highlights

INNOVATE

Revenue

($ millions)		3Q23		3Q22
Infrastructure	$	369.3	$	412.7
Life Sciences		0.6		1.2
Spectrum		5.4		9.1
Consolidated INNOVATE	**$**	**375.3**	**$**	**423.0**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

		3Q23				3Q22		
($ millions)		NI(1)		Adjusted EBITDA(2)		NI(1)		Adjusted EBITDA(2)
Infrastructure	$	10.8	$	30.8	$	10.4	$	27.6
Life Sciences		(3.6)		(4.3)		(5.5)		(7.6)
Spectrum		(6.5)		(0.3)		(1.4)		0.3
Non-operating Corporate		(7.7)		(4.1)		(9.6)		(5.0)
Other & Eliminations		—		—		0.7		1.1
Consolidated INNOVATE	**$**	**(7.0)**	**$**	**22.1**	**$**	**(5.4)**	**$**	**16.4**

Consolidated Q3 Results

- Revenue decreased $47.7M or 11.3% driven by our Infrastructure segment, and, to a lesser extent, our Spectrum segment. The decline at our Infrastructure segment was driven by timing and size of projects, mostly from DBMG's commercial structural steel fabrication and erection business, as well as the industrial maintenance and repair business, while revenues at our Spectrum segment decreased primarily as a result of the termination of HC2 Network, Inc. ("Network") and its associated Azteca America network ("Azteca") content on December 31, 2022.
- Net Loss attributable to INNOVATE Corp. of $7.0M
- Adjusted EBITDA(2) increased by $5.7M to $22.1M driven by our Infrastructure, Life Sciences, and Non-operating corporate segments, which was partially offset by the elimination of equity method income from our investment in HMN, which was sold on March 6, 2023 and our Spectrum segment.

Infrastructure

- Net Income of $10.8M(1)
- Adjusted EBITDA(2) up $3.2M year-over-year driven by timing of higher margin projects at DBMG's commercial structural steel fabrication and erection business, increased contributions from the construction modeling and detailing business, a decrease in recurring SG&A expenses, as well as increased contributions from the industrial maintenance and repair business. This was partially offset by lower contributions from Banker Steel due to timing and size of projects.
- Reported and Adjusted(3) backlog of $1.3B compared to $1.8B at December 31, 2022.

Life Sciences

- Revenue of $0.6M driven by R2, which is down $0.6M or 50.0%, primarily as a result of fewer sales of units and consumables outside the U.S., which was partially offset by an increase in upfront unit sales in the US.
- Adjusted EBITDA losses(2) down $3.3M year-over-year primarily due to a decrease in SG&A expenses at R2, driven by a decrease in compensation-related expenses, research and development and marketing costs as a result of cost reduction initiatives, as well as lower equity method losses recognized from Pansend's investment in MediBeacon as a result of suspended losses due to the investment's carrying amount being reduced to zero. This was partially offset by net higher equity method losses from our investment in Triple Ring.

Spectrum

- Net Loss of $6.5M(1)
- Adjusted EBITDA(2) down $0.6M year-over-year primarily due to an increase in SG&A expenses at station group, driven by an increase in severance and salaries and benefit related expenses.

Non-operating Corporate

- Adjusted EBITDA losses(2) down $0.9M primarily driven by a decrease in legal expenses, and decreases in bonus expense, salaries and benefits from reduced headcount, as well as a net decrease in severance expense.

Other & Eliminations

- Adjusted EBITDA(2) down $1.1M driven by the elimination of equity method income from our investment in HMN, which was sold on March 6, 2023.

Third Quarter Consolidated Revenue and Adjusted EBITDA(2) of $375.3 million and $22.1 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

INNOVATE Corp. ™ 2023

6

INNOVATE Corp. ™ 2023 ■ Manage working capital needs from growth, changes in projects and timing. ■ Continues to see sizable projects and opportunity in the market and its pipeline. ■ Convert backlog to revenue while being selective in future projects for higher margin. ■ 10.5% revenue decrease driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business and lower revenue at the industrial maintenance and repair business. This was partially offset by an increase at Banker Steel and the construction modeling and detailing business due to timing and size of projects. ■ Adjusted EBITDA(1) increase was primarily driven by timing of higher margin projects at DBMG's commercial structural steel fabrication and erection business, increased contributions from the construction modeling and detailing business, a decrease in recurring SG&A expenses, as well as increased contributions from the industrial maintenance and repair business. This was partially offset by lower contributions from Banker Steel due to timing and size of projects. ■ Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.3B. Financials ($ millions) 3Q23 3Q22 Revenue $ 369.3 $ 412.7 Net Income $ 10.8 $ 10.4 Adjusted EBITDA (1) $ 30.8 $ 27.6 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. All data as of September 30, 2023 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 7 $1,916.5 $1,782.3 $1,595.6 $1,462.2 $1,265.5 Backlog Adjusted Backlog 3Q22 4Q22 1Q23 2Q23 3Q23 $500 $1,000 $1,500 $2,000 $2,500 ~$1,347.1 Trending Backlog Overview Near-Term Focus ($ millions)

Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

PANSEND

R2 Technologies

- R2 has now shipped 304 Glacial® devices to customers globally.
- Commercially launched Glacial® fx, a new skin wellness device.
- R2 launched two new product enhancements for its Glacial® Rx device, a larger-sized disposable treatment tip and a colder advanced clinical protocol called Glide Rx.
- R2 experienced record high growth both in US unit sales and number of patient treatments.

MediBeacon

- Continues to work through regulatory approval with the FDA
- Submitted Transdermal GFR Medical Device Regulation application in Europe and continues to work through the device approval process in China
- Received FDA authorization to begin human study to evaluate the use of MediBeacon's proprietary agent in Ophthalmology. This study is expected begin in Q1 of 2024 in the United States.

Summary of Investments

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies	$48.2M	56.6%	51.5%
MediBeacon	$30.4M	46.2%	40.7%
Genovel	$3.9M	80.0%	75.2%
Triple Ring	$3.0M	25.8%	19.8%

(1) Investment-to-date totals and equity ownership percentages are as of September 30, 2023.
(2) MediBeacon agents and devices are not approved for human use by any regulatory agency.

INNOVATE Corp. ™ 2023

8

INNOVATE Corp. ™ 2023 ■ Partnering with Hewlett Packard Enterprise (HPE), one of the leaders in data transmission architecture, to deploy datacasting ■ Finalizing operating and revenue share agreements with large-market Public Broadcast stations beginning with Sacramento (PBS station KVIE) and Dallas (station KERA) to provide ATSC 3.0 “lighthousing” and datacasting. ■ Working closely with Qualcomm, XGen and Dish exploring the viability of converting LPTV stations to 5G. Financials ($ millions) 3Q23 3Q22 Station Group $ 5.4 $ 4.7 Network ("Azteca") — 4.4 Revenue $ 5.4 $ 9.1 Net (Loss) Income(1) $ (6.5) $ (1.4) Adjusted EBITDA (2) $ (0.3) $ 0.3 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 245 45 251 Central Cast Integrated Operating Stations 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 1Q23 2Q23 3Q23 0 50 100 150 200 250 Overview Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets. ■ Seeing new revenue opportunities with shopping networks, news networks and religious networks. ■ Continue to explore the benefits of next gen technology. Station Growth (1) Net (loss) attributable to INNOVATE Corp. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

INNOVATE Corp. ™ 2023 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments (3) Excludes restricted cash (4) On November 9, 2023, HC2 Broadcasting Holdings Inc. entered into a Ninth Amendment to its Secured Notes with its lenders which extended the maturity date of its Senior Secured Notes aggregate principal amount of $69.7 million, from August 15, 2024 to August 15, 2025 Debt Summary(1) ($ millions) Maturity Sep-23 Dec-22 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2026 51.8 51.8 Line of Credit 2025 20.0 20.0 9.00% Unsecured Note 2026 35.1 — Infrastructure Debt Various 232.8 243.0 Spectrum Debt(4) 2025 69.7 69.7 Life Science Debt 2023 17.4 10.8 Total Principal Outstanding $ 756.8 $ 725.3 Unamortized OID and DFC (7.2) (10.9) Total Debt $ 749.6 $ 714.4 Cash & Cash Equivalents(3) 55.7 80.4 Net Debt $ 693.9 $ 634.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $22.1 $142.6 $97.0 $494.9 $0.2 Holdco Infrastructure Spectrum Life Science 2023 2024 2025 2026 2027 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (2)

INNOVATE Corp. ™ 2023 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. ™ 2023 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenue $ 375.3 $ 423.0 $ 1,062.0 $ 1,228.0 Cost of revenue 316.6 364.6 907.1 1,069.5 Gross profit 58.7 58.4 154.9 158.5 Operating expenses: Selling, general and administrative 43.8 45.6 126.6 130.3 Depreciation and amortization 4.0 6.8 15.9 20.6 Other operating loss (income) 0.2 (0.6) (0.1) 0.7 Income from operations 10.7 6.6 12.5 6.9 Other (expense) income: Interest expense (17.1) (13.3) (49.0) (38.4) Loss from equity investees (1.5) (1.1) (5.8) (2.1) Other income (expense), net 0.4 (0.9) 17.2 0.5 Loss from operations before income taxes (7.5) (8.7) (25.1) (33.1) Income tax (expense) benefit (1.1) 2.0 (3.2) (1.6) Net loss (8.6) (6.7) (28.3) (34.7) Net loss attributable to non-controlling interests and redeemable non- controlling interests 1.6 1.3 2.4 4.5 Net loss attributable to INNOVATE Corp. (7.0) (5.4) (25.9) (30.2) Less: Preferred dividends 0.3 1.2 2.1 3.6 Net loss attributable to common stockholders $ (7.3) $ (6.6) $ (28.0) $ (33.8) 12

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended September 30, 2023 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 10.8 $ (3.6) $ (6.5) $ (7.7) $ — $ (7.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.6 0.1 1.3 — — 4.0 Depreciation and amortization (included in cost of revenue) 3.8 — — — — 3.8 Other operating (income) loss (0.2) — 0.4 — — 0.2 Interest expense 3.5 0.9 3.4 9.3 — 17.1 Other (income) expense, net (0.7) (0.1) 1.8 (1.4) — (0.4) Income tax expense (benefit) 6.1 — — (5.0) — 1.1 Non-controlling interest 1.0 (1.8) (0.8) — — (1.6) Share-based compensation expense — 0.2 — 0.6 — 0.8 Legacy accounts receivable write-off 2.2 — — — — 2.2 Restructuring and exit costs 1.1 — 0.1 — — 1.2 Acquisition and disposition costs 0.6 — — 0.1 — 0.7 Adjusted EBITDA $ 30.8 $ (4.3) $ (0.3) $ (4.1) $ — $ 22.1

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Nine Months Ended September 30, 2023 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 19.8 $ (9.3) $ (16.8) $ (27.8) $ 8.2 $ (25.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 11.6 0.3 3.9 0.1 — 15.9 Depreciation and amortization (included in cost of revenue) 11.7 0.1 — — — 11.8 Other operating (income) loss (0.2) — 0.1 — — (0.1) Interest expense 10.3 2.1 10.0 26.6 — 49.0 Other (income) expense, net (1.2) (4.1) 5.5 (4.9) (12.5) (17.2) Income tax expense (benefit) 11.0 — — (6.6) (1.2) 3.2 Non-controlling interest 1.9 (5.6) (2.0) — 3.3 (2.4) Share-based compensation expense — 0.5 — 1.5 — 2.0 Legacy accounts receivable write-off 2.2 — — — — 2.2 Restructuring and exit costs 2.1 — 0.1 — — 2.2 Acquisition and disposition costs 1.4 — 0.1 0.1 1.2 2.8 Adjusted EBITDA $ 70.6 $ (16.0) $ 0.9 $ (11.0) $ (1.0) $ 43.5

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended September 30, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 10.4 $ (5.5) $ (1.4) $ (9.6) $ 0.7 $ (5.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.3 0.1 1.4 — — 6.8 Depreciation and amortization (included in cost of revenue) 3.9 — — — — 3.9 Other operating income — — (0.6) — — (0.6) Interest expense 2.6 0.2 2.2 8.3 — 13.3 Other (income) expense, net (0.6) (0.3) (1.1) 2.9 — 0.9 Income tax expense (benefit) 5.0 — — (7.0) — (2.0) Non-controlling interest 1.0 (2.2) (0.4) — 0.3 (1.3) Share-based compensation expense — 0.1 — 0.3 — 0.4 Acquisition and disposition costs — — 0.2 0.1 0.1 0.4 Adjusted EBITDA $ 27.6 $ (7.6) $ 0.3 $ (5.0) $ 1.1 $ 16.4

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Nine Months Ended September 30, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 23.3 $ (14.9) $ (10.5) $ (30.4) $ 2.3 $ (30.2) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 15.9 0.2 4.4 0.1 — 20.6 Depreciation and amortization (included in cost of revenue) 11.2 — — — — 11.2 Other operating (income) loss (0.6) — 1.3 — — 0.7 Interest expense 7.0 0.2 6.1 25.1 — 38.4 Other (income) expense, net (1.9) (0.4) 1.8 — — (0.5) Income tax expense (benefit) 11.4 — — (9.8) — 1.6 Non-controlling interest 2.3 (6.3) (1.5) — 1.0 (4.5) Share-based compensation expense — 0.3 — 1.4 — 1.7 Non-recurring items 0.1 — — — — 0.1 Acquisition and disposition costs 0.3 — 0.4 0.6 (0.4) 0.9 Adjusted EBITDA $ 69.0 $ (20.9) $ 2.0 $ (13.0) $ 2.9 $ 40.0